UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:
[   ]  Preliminary  Proxy  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
14a-6(e)(2))
[ X ]  Definitive  Proxy  Statement
[   ]  Definitive  Additional  Materials
[   ]  Soliciting  Material  Pursuant  to  240.14a-12


                           TALK AMERICA HOLDINGS, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[   ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2)  Aggregate  number  of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):
     4)  Proposed  maximum  aggregate  value  of  transaction:
     5)  Total  fee  paid:
[   ]  Fee  paid  previously  with  preliminary  materials.
[   ]  Check  box  if  any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)  Amount  previously  paid:
     2)  Form,  Schedule  or  Registration  Statement  No.:
     3)  Filing  Party:
     4)  Date  Filed:

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190
                                 (703) 391-7500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 August 30, 2002

To  the  Stockholders  of
Talk  America  Holdings,  Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Talk America Holdings, Inc., a Delaware corporation (the "Company") will be held on October 15, 2002, at 10:00 a.m., Eastern time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 for the following purposes:

     (1) To consider and vote upon a proposal to elect one director, for a term of three years or until his successor has been elected and qualified;

     (2) To consider and vote upon a proposal to ratify and approve the designation of PricewaterhouseCoopers LLP as the independent certified public accountants for the Company for 2002;

     (3) To consider and vote upon a proposal to amend the Company's charter to effect a one-for-three reverse stock split of the Company's common stock; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on August 26, 2002 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

     The Board of Directors hopes that you will be able to attend the Annual Meeting. Whether or not you are able to be present in person at the Annual Meeting, we urge you to sign and date the enclosed proxy and return it at your earliest convenience in the enclosed envelope. If you attend the Annual Meeting, you may revoke the proxy and vote in person if you desire. Please read the enclosed proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting.

                                By  Order  of  the  Board  of  Directors,

                                          [GRAPHIC OMITTED]

                                Aloysius  T.  Lawn,  IV,  Secretary

Reston,  Virginia
August  30,  2002

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190
                                 (703) 391-7500

PROXY  STATEMENT
FOR  ANNUAL  MEETING  OF  STOCKHOLDERS

     The Board of Directors (the "Board") of Talk America Holdings, Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 12020 Sunrise Valley Drive, Reston, Virginia 20190, hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on October 15, 2002 (the "Annual Meeting"), or at any adjournment or adjournments thereof. The Annual Meeting will be held at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 at 10:00 a.m., Eastern time. The Company will bear the expenses of soliciting your proxy. This proxy statement and the accompanying form of proxy are first being released for mailing to stockholders on or about August 30, 2002.

     We urge you to date, sign and mail your proxy promptly to make certain that your shares will be voted at the Annual Meeting. Proxies in the enclosed form that are received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions, if any, indicated on the proxy card. If no instruction is given, the proxy will be voted in favor of the nominee for election as director specified under "PROPOSAL 1: ELECTION OF DIRECTOR"; in favor of the ratification and approval of the selection of auditors as described in "PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED ACCOUNTANTS"; and in favor of the ratification and approval of the amendment of the Company's charter to effect a one-for-three reverse stock split of Common Stock (the "Common Stock") as described in "PROPOSAL 3: APPROVAL OF ONE-FOR-THREE REVERSE STOCK SPLIT." Any proxy may be revoked at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to the Corporate Secretary of the Company prior to the Annual Meeting, or by voting in person at the Annual Meeting.


                                VOTING SECURITIES

     Only stockholders of record at the close of business on August 26, 2002 are entitled to vote at the Annual Meeting. On August 26, 2002, there were 81,772,433 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business.

     With respect to Proposal 1, the nominee in Class III for election as director who receives the greatest number of votes cast at the Annual Meeting, assuming that a quorum is present, shall be elected as a director. A withheld vote on any nominee will not affect the voting results.

     With respect to Proposal 2, approval will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

     With respect to Proposal 3, approval will require the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

     Brokers who hold shares in street name do not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners) will not affect the outcome of the vote on Proposal 1 or Proposal 2, but will, as discussed above, have the same effect as a negative vote on Proposal 3.

     It is anticipated that sufficient stockholders will attend the meeting, in person or by proxy, to constitute a quorum for the transaction of business.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of August 15, 2002 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Common Stock, (ii) each of the Company's directors and nominee for director, (iii) each of the executive officers named below and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.


NAME  OF  BENEFICIAL  OWNER        NUMBER  OF  SHARES        PERCENT  OF  SHARES
  OR  IDENTITY  OF  GROUP        BENEFICIALLY  OWNED (1)     BENEFICIALLY  OWNED
---------------------------      ----------------------      -------------------

Legg  Mason,  Inc.                  5,631,545  (3)                 6.9%
100  Light  Street
P.  O.  Box  1476
Baltimore,  MD  21203

AOL  Time  Warner  Inc.             7,200,000  (2)                 8.8%
75  Rockefeller  Plaza
New  York,  NY  10019

Paul  Rosenberg                     5,759,985  (4)                 7.1%
650  N.  E.  5th  Avenue
Boca  Raton,  Fl  33432

Gabriel  Battista                   1,966,667  (5)                 2.4%
Mark  S.  Fowler                      306,023  (6)                    *
Arthur  J.  Marks                     154,999                         *
Edward  B.  Meyercord,  III           584,464  (5)                    *
Ronald  R.  Thoma                      87,934                         *
Kevin  Griffo                       2,098,828  (5)                 2.5%
Aloysius  T.  Lawn,  IV               436,984  (5)                    *
George  Vinall                        370,000  (5)                    *

All  directors  and  executive
officers as a group (12  persons)   6,558,038  (5)                 7.5%

----------
*  Less  than  1%

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

(2) The foregoing information is derived from the Schedule 13G filed by AOL Time Warner Inc. on February 13, 2002.

(3) Includes 5,574,200 shares of Common Stock beneficially owned by LMM, LLC, and 57,345 shares beneficially owned by Legg Mason Wood Walker, Inc., according to a Schedule 13G filed by Legg Mason Wood Walker, Inc. on February 14, 2002.

(4) The foregoing information is derived from the Schedule 13D/A filed by Paul Rosenberg, the Rosenberg Family Limited Partnership, PBR, Inc. and the New
Millennium  Charitable  Foundation  on  February  12,  1999.

(5) Includes shares of Common Stock that could be acquired upon exercise of options exercisable within 60 days after August 15, 2002 as follows: Gabriel Battista-1,816,668; Edward B. Meyercord III-433,334; Aloysius T. Lawn
IV-343,334; Kevin Griffo-1,917,400; and George Vinall-360,000 and for all directors and executive officers as group-5,499,070.

(6) Includes 30,000 shares of Common Stock owned by Mr. Fowler's wife, of which Mr. Fowler has disclaimed beneficial ownership.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and certain officers and persons who are the beneficial owners of more than 10 percent of the Common Stock of the Company are required to report their ownership of the Common Stock, options and certain related securities and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to report any failure to file by such dates in 2001. The Company believes that all of the required filings have been made in a timely manner, except that, due solely to an administrative error by the Company, one transaction by Mr. Fowler was not reported timely. In making this statement, the Company has relied on copies of the reporting forms received by it.


                        PROPOSAL 1: ELECTION OF DIRECTOR

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors (the "Board") shall consist of not less than one nor more than 15 persons, the exact number to be fixed and determined from time to time by resolution of the Board. The Board has acted to fix the number of directors at five. Pursuant to the terms of the Company's Amended and Restated Certificate of Incorporation, the Board is divided into three classes, as nearly equal in number as reasonably possible, with terms currently expiring at the annual meeting of stockholders in 2002 ("Class III"), the annual meeting of stockholders in 2003 ("Class II") and the annual meeting of stockholders in 2004 ("Class I"), respectively.

     At the Annual Meeting, Mark Fowler is to be elected as Class III director, for a term to expire at the annual meeting of stockholders in 2005. Mr. Fowler will serve until his successor has been elected and qualified. Mr. Fowler currently serves as a director of the Company. The proxies solicited hereby, unless directed to the contrary therein, will be voted for the nominee. The nominee has consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that the nominee for election as a director will not be a candidate or will be unable to serve, but if either occurs it is intended that the shares represented by proxies will be voted for such substituted nominee or nominees as the Board, in its discretion, may designate.

     The following sets forth certain biographical information, present occupation and business experience for the past five years for the nominee for election as a director and the continuing Class II and Class I directors.

The Board of Directors recommends a vote FOR the Class III nominee listed below.

CLASS  III:  NOMINEE  WHOSE  TERM  WILL  EXPIRE  IN  2002

MARK S. FOWLER, AGE 60. Mr. Fowler has been a director of the Company since September 1999. From 1981 to 1987, he was the Chairman of the Federal
Communications Commission. From 1987 to 1994, Mr. Fowler was Senior Communications Counsel at Latham & Watkins, a law firm, and of counsel from 1994 to 2000. From 1991 to 1994, he was the founder, Chairman and Chief Executive Officer of PowerFone Holdings Inc., a telecommunications company. From 1994 to 2000 he was a founder and chairman of UniSite, Inc., a developer of antenna sites for use by multiple wireless operators. From 1999 to date Mr. Fowler has served as a director of Pac-West Telecomm, Inc., a competitive local exchange carrier. From 1999 to date, Mr. Fowler has served as a director of Beasley Broadcast Group, a radio broadcasting company. Mr. Fowler is also a founder and serves as Chairman of the Board of Directors of AssureSat, Inc., a provider of telecommunications satellite backup services.

CLASS  II:  INCUMBENTS  WHOSE  TERMS  WILL  EXPIRE  IN  2003

ARTHUR J. MARKS, AGE 57. Mr. Marks has been a director of the Company since August 1999. He is currently a general partner of Valhalla Partners, a private equity fund. From 1984 through 2001, Mr. Marks was a General Partner of New Enterprise Associates, a private equity fund that invests in early stage companies in information technology and medical and life sciences. Mr. Marks serves as a director of two publicly traded software companies, Mobius Management Systems and Progress Software Corp., as well as one publicly traded communications equipment company, Advanced Switching Communications. He is also a director of a number of privately held companies.

EDWARD B. MEYERCORD, III, AGE 37. Mr. Meyercord currently serves as the President, Treasurer and Director of the Company. Mr. Meyercord was elected to the Board of Directors and President of the Company in May 2001. He served as Chief Financial Officer of the Company between August 1999 and December 2001 and Chief Operating Officer of the Company between January 2000 and May 2001. He joined the Company in September of 1996 as the Executive Vice President, Marketing and Corporate Development. Prior to joining the Company, Mr. Meyercord served as Vice President in the Global Telecommunications Corporate Finance Group at Salomon Brothers, Inc., based in New York and prior to Salomon Brothers he worked in the corporate finance department at Paine Webber Incorporated.

CLASS  I:  INCUMBENTS  WHOSE  TERMS  WILL  EXPIRE  IN  2004

GABRIEL BATTISTA, AGE 57. Mr. Battista currently serves as the Company's Chairman of the Board of Directors and Chief Executive Officer. Prior to joining the Company in January of 1999 as a Director and Chief Executive Officer, Mr. Battista served as Chief Executive Officer of Network Solutions Inc., an
Internet domain name registration company. Prior to joining Network Solutions, Mr. Battista served both as CEO and as President and Chief Operating Officer of Cable & Wireless, Inc., a telecommunication provider. His career also included management positions at US Sprint, GTE Telenet and The General Electric Company. Mr. Battista serves as a director of Capitol College, Systems & Computer Technology Corporation (SCTC), Online Technologies Group, Inc. (OTG), and VIA Net.works (VNWI).

RONALD R. THOMA, AGE 63. Mr. Thoma is currently a business consultant, having retired in early 2000 as an Executive Vice President of Crown Cork and Seal

Company, Inc., a manufacturer of packaging products, where he had been employed since 1955. Mr. Thoma has served as a director of the Company since 1995.


                             THE BOARD OF DIRECTORS

     The Board met or acted by written consent in lieu of a meeting eight times in 2001. During the fiscal year ended December 31, 2001, each then-incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served.

BOARD  COMMITTEES

     The Board has established the following two committees, the function and current members of which are noted below.

Audit Committee. In 2001, the Audit Committee consisted of Arthur J. Marks, Mark S. Fowler and Ronald R. Thoma. The members of the Audit Committee are independent, as that term is defined in the National Association of Securities Dealers listing standards. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met five times in 2001.

AUDIT  COMMITTEE  REPORT

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     During 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on March 20, 2000. There have been no amendments to the charter since its original adoption, although the Audit Committee reviews and reassesses this charter at least annually.

     Management has the primary responsibility for the preparation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal 2001 with the Company's management and has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as amended by the Form 10-K/A filed on April 12, 2002, for filing with the Securities and Exchange Commission.

                                   THE  AUDIT  COMMITTEE

                                   Arthur  J.  Marks,  Chairman
                                   Mark  S.  Fowler
                                   Ronald  R.  Thoma

Compensation Committee.    In 2001, the Compensation Committee consisted of Mark
S. Fowler and Ronald R. Thoma. The Compensation Committee is responsible for determining compensation for the Company's executive officers and currently administers the 1998 Long Term Incentive Plan, the 2000 Long Term Incentive Plan and the 2001 Non-Officer Long Term Incentive Plan and reviews and approves the grant of options to employees of the Company. The Compensation Committee met or took action by written consent in lieu of a meeting 23 times during 2001.

     Although the Board has not established a nominating or similar committee, the Board will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Section 402 of the Company's Bylaws. The procedure provides that a notice relating to the nomination of directors must be timely given in writing to the Chairman of the Board of Directors of the Company prior to the meeting. To be timely, notice relating to the nomination of directors must be delivered not less than 14 days nor more than 50 days prior to any such meeting of stockholders called for the election of directors. Notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must be accompanied by each proposed nominee's written consent and contain, to the extent known to the notifying stockholder, the name, address and principal occupation of each proposed nominee, the total number of shares of capital stock of the Company that will be voted for each of the proposed nominees, the name and address of the notifying stockholder, the number of shares of capital stock of the Company owned by each notifying stockholder and the information regarding the proposed nominee that would be required to be disclosed in a proxy statement filed under the Securities Exchange Act of 1934. Stockholder nominations not made in accordance with this procedure may be disregarded by the Chairman, who may instruct that all votes cast for each such nominee be disregarded.

COMPENSATION  OF  DIRECTORS

     The Company currently pays non-employee directors an annual retainer of $10,000. The Board approved grants on November 16, 2001, of options to purchase 30,000 shares of Common Stock under the 2000 Long Term Incentive Plan at the market value on the date of grant to each of Messrs. Marks, Fowler and Thoma, who are non-employee directors. Non-employee directors are reimbursed for reasonable expenses incurred in connection with attendance at Board meetings or meetings of committees thereof.

                             EXECUTIVE COMPENSATION

SUMMARY  OF  CASH  AND  CERTAIN  OTHER  COMPENSATION

     The following table sets forth information for the fiscal years ended December 31, 2001, 2000 and 1999 as to the compensation for services rendered, paid by the Company to the Chief Executive Officer and to the four other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG  TERM
                                           ANNUAL  COMPENSATION     COMPENSATION
                                           --------------------     ------------
                                                                     SECURITIES
NAME  AND                                                            UNDERLYING
PRINCIPAL  POSITION             YEAR     SALARY(1)      BONUS(1)    OPTIONS/SARS
-------------------             ----     ---------      --------    ------------

GABRIEL BATTISTA, Chairman
and Chief Executive Officer     2001     $   --(2)      $    --           --
                                2000     $   --(2)      $50,000       500,000(3)
                                1999     $1,500,000(2)  $750,000          --

EDWARD B. MEYERCORD, III
President, Director             2001     $300,000       $    --           --
and Treasurer                   2000     $298,000       $30,000       350,000(3)
                                1999     $225,385       $150,000   450,000(4)(9)

ALOYSIUS T. LAWN, IV,
Executive Vice President -
General Counsel and Secretary   2001     $275,000       $    --           --
                                2000     $260,500       $27,500       312,000(3)
                                1999     $233,269       $150,000    10,000(4)(9)

KEVIN GRIFFO,
Executive Vice President -
Sales and Marketing             2001     $250,000       $16,667(7)        --
                                2000     $247,345(5)    $41,667(7)     63,114(3)
                                                                          (8)(9)
                                1999     $131,885(6)    $    --        57,143(6)

GEORGE VINALL,
Executive Vice President -
Business Development            2001     $250,000       $    --           --
                                2000     $248,000       $25,000       245,000(3)
                                1999     $200,000       $150,000          --


(1) The costs of certain benefits not properly categorized as salary or benefits are not included because they did not exceed, in the case of any executive officer named in the table, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2) Under his employment agreement with the Company, Mr. Battista is entitled to a minimum annual salary of $500,000. Mr. Battista's salary shown for 1999 includes, in addition to the $500,000 annual base salary for 1999, $1,000,000 representing a prepayment of $500,000 in salary for each of the years 2000 and 2001 as provided in Mr. Battista's employment agreement with the Company. Therefore, no salary was paid to Mr. Battista in 2000 or 2001.

(3) Options to purchase Common Stock. The options granted to Messrs. Battista, Meyercord, Lawn, Griffo and Vinall were granted under the Company's 2000 Long Term Incentive Plan. In 2000, Mr. Battista was granted (i) options to purchase 250,000 shares of Common Stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 250,000 shares of Common Stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Meyercord was granted (i) options to purchase 150,000 shares of Common Stock at an exercise price of $2.00 per share that vest in five years and
(ii) options to purchase 200,000 shares of Common Stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Lawn was granted (i) options to purchase 137,500 shares of Common Stock at an exercise price of $2.00 per share that vest in five years, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $2.31, half of which vested upon grant and the remainder of which vested six months thereafter and (iii) options to purchase 125,000 shares of Common Stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Griffo was granted (i) options to purchase 125,000 shares of Common Stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 105,000 shares of Common Stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Vinall was granted (i) options to purchase 125,000 shares of Common Stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 120,000 shares of Common Stock at an exercise price of $4.75 per share that vested upon grant. Each of the employment agreements for Messrs. Battista, Meyercord, Lawn, Griffo and Vinall provide for immediate vesting of options in event of a "change of control" (as defined in such agreements).

(4) Options to purchase Common Stock. The options granted to Messrs. Meyercord and Lawn were granted under the Company's 1998 Long Term Incentive Plan. In 1999, Mr. Meyercord was granted options that vest over three years to purchase 450,000 shares of Common Stock at an exercise price of $15.94 per share. In 1999, Mr. Lawn was granted options that vest over three years to purchase 210,000 shares of Common Stock at an exercise price of $9.88 per share. See Note 9 below.

(5) Mr. Griffo commenced his employment with the Company in March, 2000. Prior to that time he was President and Chief Operating Officer of Access One. On August 9, 2000, a wholly owned subsidiary of the Company merged with and into Access One. The amount includes amounts paid to Mr. Griffo by Access One prior to his commencement of employment with the Company.

(6) These amounts were paid to Mr. Griffo by Access One where he was President and Chief Operating Officer.

(7) A portion of this bonus was paid in shares of Access One (which were subsequently converted into shares of Common Stock pursuant to the merger of Access One and a wholly owned subsidiary of the Company), which vest over three years and were valued at the then fair market value at the time of grant.

(8) Options to purchase Common Stock. In connection with his hiring by the Company in 2000, Mr. Griffo was granted options that vest over two years to purchase 1,300,000 shares of Common Stock at an exercise price of $13.69 per share. Mr. Griffo was also granted options to purchase 33,114 shares of Common Stock in 2000 that were granted under the 1997 and 1999 Access One Stock Option Plans, which options were assumed by the Company pursuant to the terms of Access One's acquisition by the Company. See Note 9 below.

(9) Messrs. Meyercord, Lawn, and Griffo offered the following options to purchase Common Stock for exchange pursuant to the Company's Option Exchange (described in "STOCK OPTIONS GRANTS" below), which exchange and issuance of options occurred on April 5, 2002: 450,000, 210,000, and 1,300,000, respectively.

STOCK  OPTION  GRANTS

     On August 29, 2001, the Company initiated an offer to exchange all outstanding stock options previously issued by the Company to employees that had an exercise price of $5.50 or more and did not expire before April 5, 2002, for new options to be granted under one of the Company's various stock option plans (the "Option Exchange"). On October 4, 2001, the Company accepted for cancellation options to purchase a total of 5,814,633 shares of the Common Stock. On April 5, 2002, the Company granted new options pursuant to the Option Exchange in exchange for the exchanged options. The following table sets forth information regarding options that were exchanged by the Company's Chief Executive Officer and the executive officers of the Company whose options were exchanged pursuant to the Option Exchange, as well as certain options that were exchanged in October 1998:


                                            TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                       Length of
                                                                                                        Original
                                            Number of                                                 Option Term
                                           Securities      Market Price     Exercise                  Remaining at
                                            Underlying      of Stock        Price at                    Date of
                                           Options/SARs     at Time of       Time of          New     Repricing or
Name and Position of           Date of     Repriced or     Repricing or   Repricing or      Exercise   Amendment
Executive Officer             Repricing      Amended         Amendment      Amendment        Price      (Months)
Gabriel Battista,
Chairman and Chief
Executive Officer           April 5, 2002   1,000,000         $ 0.51         $ 10.44          $ 0.51        70
                            April 5, 2002     321,466         $ 0.51          $ 7.00          $ 0.51        70

Edward B. Meyercord, III,
President, Director and
Treasurer                   April 5, 2002     450,000         $ 0.51         $ 15.94          $ 0.51        91

Aloysius T. Lawn, IV,
Executive Vice President -
General Counsel and
Secretary                   October 13, 1998   60,000         $ 5.75         $ 11.63          $ 5.75         3
                            October 13, 1998   90,000         $ 5.75         $ 10.56          $ 5.75         3
                            April 5, 2002     210,000         $ 0.51          $ 9.88          $ 0.51        84

Kevin Griffo, Executive
Vice President - Sales
And Marketing               April 5, 2002   1,300,000         $ 0.51         $ 13.69          $ 0.51        96

George Vinall, Executive
Vice President - Business
Development                 April 5, 2002     240,000         $ 0.51          $ 8.56          $ 0.51        71

Warren Brasselle, Senior
Vice President-Operations   April 5, 2002     180,000         $ 0.51         $ 14.38          $ 0.51        96

Jeffrey Earhart, Senior
Vice  President-Customer
Operations                  October 13, 1998   11,666         $ 5.75         $ 19.13          $ 5.75        26
                            October 13, 1998   11,667         $ 5.75         $ 19.13          $ 5.75        38
                            October 13, 1998   11,667         $ 5.75         $ 19.13          $ 5.75        50
                            April 5, 2002      11,667         $ 0.51          $ 5.75          $ 0.51         9
                            April 5, 2002      30,000         $ 0.51         $ 11.88          $ 0.51        92
                            April 5, 2002     150,000         $ 0.51         $ 15.88          $ 0.51        97


     Other than as discussed above, the Company granted no options to purchase Common Stock of the Company during the fiscal year ended December 31, 2001 to the executive officers named in the Summary Compensation Table, above. Further, none of the executive officers named in the Summary Compensation Table above acquired any shares of the Company upon the exercise of options in 2001. On December 31, 2001, the exercise prices of all of the vested options to purchase shares of the Company held by each of the executive officers named in the Summary Compensation Table were above the then market price for the Company's shares.

EMPLOYMENT  CONTRACTS

     Gabriel Battista is party to an employment agreement with the Company, dated as of November 13, 1998, that was amended as of March 28, 2001 and now expires on December 31, 2004. Under the terms of the agreement, as amended, Mr. Battista received a signing bonus of $3,000,000 at the time of the original agreement and is entitled to a minimum annual base salary of $500,000, plus a discretionary bonus. The initial three years of salary under the original agreement were paid in advance. Mr. Battista is also entitled to other benefits and perquisites. In addition, upon execution of the original agreement in 1998, Mr. Battista was granted options that vested over three years to purchase 1,000,000 shares of Common Stock at an exercise price of $10.44 per share, all of which were exchanged pursuant to the Option Exchange for new options with an exercise price of $0.51 per share, and options that vested immediately upon execution of the agreement to purchase an additional 650,000 shares at an exercise price of $7.00 per share, of which options to purchase only 321,466 shares were exchanged pursuant to the Option Exchange for new options with an exercise price of $0.51 per share.

     In the event of certain transactions (including an acquisition of the Company's assets, a merger into another entity or a transaction that results in the Common Stock no longer being required to be registered under the Securities Exchange Act of 1934), Mr. Battista will receive an additional bonus of $1,000,000 if the price per share for the Common Stock in such transaction was less than or equal to $20.00 per share, or $3,000,000 if the consideration is greater than $20.00 per share.

     Edward B. Meyercord, III entered into a three-year employment agreement with the Company effective as of March 26, 2001. Commencing in 2002, under the contract, Mr. Meyercord is entitled to a minimum annual base salary of $350,000 and certain other perquisites made generally available by the Company to its senior executive officers.

     Aloysius T. Lawn, IV entered into a three-year employment agreement with the Company effective as of March 26, 2001. Under the contract, Mr. Lawn is entitled to a minimum annual base salary of $275,000 and certain other perquisites made generally available by the Company to its senior executive officers.

     Kevin Griffo entered into a three-year employment agreement with the Company effective as of March 24, 2000 that was amended as of March 28, 2001 and June 17, 2002 and now expires December 31, 2004. Under the contract, Mr. Griffo is entitled to a minimum annual base salary of $250,000 and certain other perquisites made available by the Company to its senior executive officers. In addition, upon execution of the agreement, Mr. Griffo was granted options that vest over three years to purchase 1,300,000 shares of Common Stock at an exercise price of $13.69 per share, all of which were exchanged pursuant to the Option Exchange for new options with an exercise price of $0.51 per share.

     George Vinall is party to an employment agreement with the Company that was amended as of March 28, 2001 and now expires on December 28, 2004. Under the contract, as amended, Mr. Vinall is entitled to a minimum annual base salary of $250,000 and certain other perquisites made available by the Company to its senior executive officers. In connection with the original agreement, Mr. Vinall was granted an option to purchase 240,000 shares of Common Stock at an exercise price of $8.56 per share, all of which were exchanged pursuant to the Option Exchange for new options with an exercise price of $0.51 per share.

     Each of the employment agreements for Messrs. Battista, Meyercord, Lawn, Vinall and Griffo provide for immediate vesting of options in event of a "change of control" (as defined in the agreements) of the Company and provide for severance benefits in the event employment is terminated by the Company without cause prior to the end of the term and for a certain period beyond the end of the term in the event of a "change of control." The severance benefits are generally the payment of an amount equal to two years' base salary plus the average annual incentive bonus earned by the executive in the preceding four years, as well as the continuation of various employee benefits for two years.

     Each of the above-described agreements requires the executive to maintain the confidentiality of Company information and assign any inventions to the

Company. In addition, each of the executive officers has agreed that he will not compete with the Company by engaging in any capacity in any business that is competitive with the business of the Company during the term of his respective agreement and thereafter for specified periods.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     None.

CERTAIN  RELATIONSHIPS  AND  RELATED  PARTY  TRANSACTIONS

     In 1999, the principal operating subsidiary of the Company requested an employee, Jeffrey Earhart, to relocate from Pennsylvania to Florida in order to take over the management of its customer service centers in Florida. In connection with the relocation, the Company agreed to make advances or a loan to Mr. Earhart for the relocation and the construction of a new residence in Florida. In 2000, the Company and Mr. Earhart memorialized this agreement regarding relocation with a loan that is secured by the new residence and bears interest at the rate of 8.25 percent per annum. The loan was refinanced in July 2002 and now bears interest at the rate of 6.25 percent per annum to reflect current market rates. The largest aggregate amount of the loan outstanding during 2001 was $1.04 million, and, as of August 15, 2002, $1.02 million was outstanding on the loan and advances. In May 2001, Mr. Earhart was elected an executive officer of the Company.

REPORT  ON  EXECUTIVE  COMPENSATION

     The Compensation Committee approves salaries and certain incentive compensation arrangements for management and key employees of the Company.

     The principal elements of the Company's compensation structure are described below:

     Annual Salary. Minimum annual base salaries for executive officers of the Company have been established pursuant to employment contracts negotiated with each of the executive officers of the Company. Increases above such minimum base salaries may be granted in the discretion of the Compensation Committee based on its subjective assessment of individual performance. The Company believes that such employment contracts help to attract and retain qualified individuals. In addition, the employment agreements include confidentiality and non-compete agreements by the officers. On March 28, 2001, the Compensation Committee of the Board of Directors approved new employment agreements with certain executive officers and amended existing employment agreements with certain other executive officers in order to extend the employment of the executive officers with the Company. See "Employment Contracts."

     Annual  Bonuses.     Due  to  the  Company's  performance  in  2001,  the
Compensation Committee determined that bonuses were not justified for the year ended December 31, 2001.

     Long Term Incentive Compensation. In general, the Company has granted stock options to key executives as an inducement to such executives' entering into employment contracts with the Company.

     The Company believes that stock options are an effective tool for directly linking the financial interests of executive officers and key employees with those of the Company's stockholders and for recruiting and retaining high quality management personnel. Stock options are intended to focus the efforts of executive officers and key employees on performance that will increase the value of the Company for all of its stockholders. In keeping with this purpose, the Company initiated the Option Exchange on August 29, 2001 to allow eligible employees to exchange outstanding options that had exercise prices significantly higher than the then-current market price of Common Stock for options with an exercise price equal to the market value of the shares on the date of grant. The Company believed that options with an exercise price closer to current market value would provide a better performance incentive for the holders.

     Future option grants under the 1998 Long Term Incentive Plan, the 2000 Long Term Incentive Plan and the 2001 Non-Officer Long Term Incentive Plan will be made in the discretion of the Compensation Committee or in connection with the negotiation of individual employment arrangements.

     Chief Executive Officer's 2001 Compensation. As set forth in the Summary Compensation Table, Mr. Battista's base salary of $500,000 in 2001 was established pursuant to the terms of the employment agreement he entered into when he joined the Company and had been prepaid. The Compensation Committee determined that the Company's performance did not satisfy the conditions for a bonus for 2001. In extending Mr. Batista's employment agreement in March 2001 to December 31, 2004, the Compensation Committee determined to retain the same compensation terms, including the amount of the base salary.

                                   THE  COMPENSATION  COMMITTEE

                                   Ronald  R.  Thoma
                                   Mark  Fowler

                                PERFORMANCE GRAPH

     The following graph sets forth a comparison of the percentage change in the cumulative total stockholder return on the Common Stock compared to the cumulative total return of the S&P MidCap 400 Index and the S&P 500 Integrated Telecommunications Services Index for the period from December 27, 1996, through December 31, 2001. The comparison assumes that $100 was invested on December 27, 1996 in Common Stock and each of the indices and assumes reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future performance.

                               [GRAPH OMITTED]

                         DEC. 27,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 29,   DEC. 31,
                          1996       1997       1998       1999        2000       2001
                         --------   --------   --------   --------   --------   --------
Talk America Holdings,
Inc. . . . . . . . . .    $ 100      $ 137      $ 116      $ 122      $  10      $   3
                         --------   --------   --------   --------   --------   --------
S&P MidCap 400 Index .    $ 100      $ 130      $ 154      $ 174      $ 203      $ 199
                         --------   --------   --------   --------   --------   --------
S&P 500 Integrated
Telecommunications
Service Index. . . . .    $ 100      $ 137      $ 205      $ 240      $ 145      $ 125
                         --------   --------   --------   --------   --------   --------

PROPOSAL  2:  RATIFICATION  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board has appointed the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the current fiscal year. This firm has served as the Company's independent auditors since 2000 and has no direct or indirect financial interest in the Company.

     Although not legally required to do so, the Board is submitting the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for ratification by the stockholders at the Annual Meeting. If a majority of the shares of Common Stock represented in person or by proxy at the meeting is not voted for such ratification (which is not expected), the Board will reconsider its appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

     A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

     Effective as of September 8, 2000, the Company engaged PricewaterhouseCoopers LLP as its independent public accountants for the fiscal year ending December 31, 2000, to audit the Company's financial statements.
During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of PricewaterhouseCoopers LLP, neither the Company nor anyone on behalf of the Company consulted with PricewaterhouseCoopers LLP on any matter regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" as specified in Item 304(a)(1)(v) of Regulation S-K.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company.

Previous  Independent  Accountants
----------------------------------

     On September 8, 2000, the Company released the firm of BDO Seidman, LLP, as the independent public accountants of the Company. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors and by the whole Board of Directors of the Company. The reports of BDO Seidman, LLP on the financial statements of the Company for each of the fiscal years ended December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for such fiscal years and through September 8, 2000, the Company has had no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such years. During the fiscal years ended December 31, 1998 and 1999 and through September 8, 2000, there were no "reportable events" to describe as specified in Item 304(a)(1)(v) of Regulation S-K. The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of the letter from BDO Seidman, LLP, dated September 8, 2000 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K on September 13, 2000.

                   INDEPENDENT PUBLIC ACCOUNTANTS FEE SUMMARY

     During fiscal 2001, PricewaterhouseCoopers LLP provided services in the following categories and amounts:

DESCRIPTION                                                             AMOUNT
-----------                                                             ------

Audit  Fees (1)                                                       $ 172,619
Audit  Related  Fees                                                  $  50,401
Financial  Information  Systems  Design  and  Implementation  Fees    $       0
All  Other  Fees                                                      $ 108,619

     The Audit Committee has determined that the services provided by PricewaterhouseCoopers LLP to the Company that were not related to its audit of the Company's financial statements were at all relevant times compatible with that firm's independence.

(1) In addition, the Company paid BDO Seidman, its former auditors, $11,940 in fiscal 2001 for BDO Seidman's services in connection with reissuance of their report on the Company's financial statements for the year ended December 31, 1999.


            PROPOSAL 3: APPROVAL OF ONE-FOR-THREE REVERSE STOCK SPLIT

     Subject to stockholder approval, the Board has approved an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-three reverse stock split of the Common Stock of the Company. The purpose of the reverse stock split is to seek to increase the trading prices of the Common Stock as the Company believes that a higher per share price broadens the base of institutional investors, improves the quality perception of the Company in the public markets and should aid in compliance with the minimum bid price requirement of $3 per share under the NASDAQ National Market continued listing requirements. The Board of Directors believes that the proposed reverse stock split is likely to result in the bid price of our common stock increasing over current trading levels. On August 26, 2002 the Common Stock closed at $2.49. However, the market price of our common stock may not rise in proportion to the reduction in the number of outstanding shares resulting from the reverse split.

     If the reverse stock split is authorized by stockholders, the reverse split will become effective at the close of business on the date the Company files the amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which the Company anticipates will be on or promptly following the date of the Annual Meeting. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment. The form of the proposed amendment to effect the reverse stock split is attached hereto as Appendix A.

     The Company currently has 300 million shares of authorized Common Stock, par value $.01 per share, and 5 million shares of authorized preferred stock. As of August 26, 2002, the Company had issued and outstanding a total of 81,772,433 shares of Common Stock and no shares of preferred stock.

     Following the reverse stock split, the Company will have 100 million shares of authorized Common Stock, par value $.01 per share, and 5 million shares of authorized preferred stock. Relative voting rights of Company stockholders will not be altered by a reverse stock split, except to the extent a stockholder may own any fractional interest as a result of the reverse stock split, in which event such stockholder will be paid cash for the fractional interest as set forth below.

     With the limited exception of stockholders who own only fractional share interests after the reverse stock split, the proportionate ownership interests of stockholders will not be affected by the reverse stock split.

     Pursuant to the reverse stock split, each holder of three shares of Company common stock, par value $0.01 per share ("Old Company Common Stock"), immediately prior to the effectiveness of the reverse stock split will become the holder of one share of Company common stock, par value $0.01 per share ("New Company Common Stock") after consummation of the reverse stock split.

     Commencing on the effective date of the reverse stock split, each certificate formerly representing shares of Old Company Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of New Company Common Stock resulting from the reverse stock split. As soon as practicable after the effective date, Company stockholders will be notified of the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates representing shares of Old Company Common Stock in exchange for certificates representing shares of New Company Common Stock. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

     The  applicable  conversion, exercise or redemption ratios of the Company's
outstanding  stock   options,  outstanding  warrant  agreements,   outstanding
convertible  debt   and  the  Company's   Stockholders  Rights  Plan  will  be
correspondingly  adjusted  upon  the  consummation  of  the reverse stock split.

     No certificates representing fractional share interests in the New Company Common Stock will be issued and no such fractional share interests will entitle the holder thereof to any rights as a stockholder of Company. In lieu of such fractional share interests, each holder of Old Company Common Stock who would otherwise be entitled to receive a fractional share of New Company Common Stock will be paid cash by First City Transfer Company, which will act as the exchange agent for the reverse stock split. Such exchange agent will pool fractional share interests, sell them on behalf of the stockholders otherwise entitled to them and return the appropriate pro rata share of the proceeds to holders of fractional share interests.

     If approved and effected, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of New Company Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The Common Stock is currently registered under the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Exchange Act.

     The par value of the Common Stock will remain at $0.01 following the reverse stock split, and the number of shares of Common Stock outstanding will be reduced by 66-2/3%. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding common stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the reverse stock split provides that this increase in capital in excess of par value will be treated as capital surplus for statutory purposes.

Market  Price  Effects
----------------------

     One of the key requirements for the Company's continued listing on NASDAQ is that the Common Stock must maintain a minimum bid price above $3.00 per share. The closing price of the Common Stock on August 6, 2002, prior to the announcement of the proposed reverse split was $3.80. After the announcement, the per share price of the Common Stock fell below $3.00, and as of August 26, 2002, was $2.49 per share. The Board of Directors believes a reverse stock split may increase the price level of our Common Stock and thereby aid the Company in complying with the NASDAQ minimum bid price listing standard.

     While we expect that the reverse split will result in an increase in the market price of the Common Stock, the reverse split may not increase the market price of the Common Stock in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split or result in the permanent increase in the market price (which is dependent upon many factors, including the Company's performance, prospects and other factors). There can be no assurance that the per-share market price of the Common Stock after the reverse split will be or remain in excess of the $3.00 minimum bid price as required by the NASDAQ National Market, or that the Company will continue to satisfy other continued listing requirements.

     The market price of Common Stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a summary of the material United States federal income tax consequences of the proposed reverse stock split that are generally applicable to U.S. holders of Common Stock of the Company. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This summary is limited to stockholders that hold their Common Stock as capital assets. This discussion does not describe all of the tax consequences that may be relevant to a holder in light of the holder's particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, persons holding Common Stock as part of a hedging transaction and persons who acquired their Common Stock as compensation). This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

     ACCORDINGLY, YOU ARE STRONGLY URGED TO CONSULT WITH A TAX ADVISER TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO YOU OF THE REVERSE STOCK SPLIT.

     Subject to the discussion below relating to the receipt of cash instead of fractional share interests, we believe that the U.S. federal income tax consequences of the reverse stock split are as follows:

     - No gain or loss will be recognized by the Company upon the reverse stock split;

     - No gain or loss will be recognized by a stockholder upon the exchange of shares in the reverse stock split, except with respect to cash received instead of fractional share interests;

     - The aggregate adjusted tax basis of the shares of New Company Common Stock held by a stockholder following the reverse stock split would be equal to such stockholder's aggregate adjusted basis in the Old Company Common Stock held immediately prior to the reverse stock split, reduced by any tax basis allocable to fractional share interests for which cash is instead received;

     - The holding period of the New Company Common Stock held by a stockholder following the reverse stock split would include the holding period of the shares of Old Company Common Stock held immediately prior to the reverse stock split.

     The receipt of cash instead of a fractional share of Common Stock will result in taxable gain or loss for U.S. federal income tax purposes based upon the difference between the amount of cash received by such stockholder and the portion of the tax basis of the Old Company Common Stock allocable to that fractional share. This gain or loss will constitute capital gain or loss and will constitute long-term capital gain or loss if the Old Company Common Stock were held as a capital asset for more than one year as of the date of the reverse stock split.

     The Company's beliefs regarding the federal income tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

APPRAISAL  RIGHTS

     No appraisal rights are available under the Delaware Business Corporation Law or under the Company's Certificate of Incorporation or By-Laws to any stockholder in connection with the reverse stock split.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock will be required for approval of the reverse stock split. As a result, abstentions and broker non-votes will have the same effect as negative votes.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE ONE-FOR-THREE REVERSE STOCK SPLIT.

                                 OTHER BUSINESS

     The Company does not presently know of any matters that will be presented for action at the Annual Meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as amended by the Form 10-K/A filed April 12, 2002 is enclosed with this proxy statement. The Company also has filed this report with the SEC.


                       2003 ANNUAL MEETING OF STOCKHOLDERS

     In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with the annual meeting of stockholders in 2003 must submit it so it will be received by the Company by May 2, 2003, unless the Company changes the date of next year's annual meeting by more than 30 days from this year's, in which case the proposal must be submitted at a reasonable time before the Company begins to print and mail its proxy materials. Any stockholder proposals for the 2003 annual meeting of stockholders that are submitted outside the processes of Rule 14a-8 under the Securities Act of 1934 will be considered untimely if not received by the Company within a reasonable time prior to its printing its proxy materials in 2003. In addition, any stockholder proposal for next year's annual meeting submitted after July 16, 2003, or, if the Company changes the date of the 2003 annual meeting by more than 30 days from this year's, after a reasonable time before the Company mails its proxy materials for next year's annual meeting, will not be considered filed on a timely basis with the Company under SEC Rule 14a-4(c)(1). For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided 1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and 2) the proponent does not issue a proxy statement.

                              By  Order  of  the  Board  of  Directors

                                       [GRAPHIC OMITTED]

                              Aloysius  T.  Lawn,  IV,  Secretary

Reston,  Virginia
August  30,  2002

                                   APPENDIX A

The Restated Certificate of Incorporation of the Corporation, as heretofore amended, be further amended:

     (A) To change each three (3) shares of Common Stock, of the par value of $.01 per share, which shall have been issued prior to the close of business on the effective date of this amendment, into one (1) issued share of Common Stock, of the par value of $.01 per share.

     (B) To decrease the authorized capital stock of the Corporation by amending the first paragraph of Article Fourth of such Restated Certificate of Incorporation to read as follows:

"FOURTH: The total number of shares of all classes of stock that the Corporation shall have authority to issue is 105,000,000, consisting of 5,000,000 shares of Preferred Stock, par value $0.01 per share, as more fully described in Section
A. below (the "Preferred Stock"), and 100,000,000 shares of Common Stock, par value $0.01 per share, as more fully described in Section B. below (the "Common Stock")."

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 15, 2002

The undersigned holder of shares of Common Stock of Talk America Holdings, Inc. hereby appoints Gabriel Battista and Aloysius T. Lawn, IV, and each of them, with full power of substitution, as proxies to vote all shares owned by the undersigned at the Annual Meeting of Stockholders to be held on October 15, 2002, at 10:00 a.m., Eastern time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, and any adjournment or postponement thereof. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

Please mark, date and sign the proxy and return it promptly in the accompanying business reply envelope, which requires no postage if mailed in the United States. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.

The shares represented by this Proxy, if signed and returned, will be voted as specified on the reverse side. If no specification is made, your shares will be voted FOR approval of the election of the director nominee, Mark S. Fowler, FOR ratification and approval of the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for the Company for 2002 (the "Audit Proposal"), and FOR approval of the amendment to the Company's Restated Certificate of Incorporation to effect a one-for-three reverse stock split of Common Stock.

              IMPORTANT: PLEASE MARK AND SIGN ON THE REVERSE SIDE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF ONE DIRECTOR, FOR APPROVAL OF THE AUDIT PROPOSAL AND FOR APPROVAL OF THE ONE-FOR-THREE REVERSE STOCK SPLIT.


                               (SEE REVERSE SIDE)

                                FOLD AND DETACH HERE




ITEM 1                           FOR the       WITHHOLD AUTHORITY         ITEM 2            FOR     AGAINST       ABSTAIN
                                 nominee       to vote for nominee
Election of                                                               To approve the
Mark S. Fowler                    /  /                /  /                Audit Proposal    /  /     /  /           /  /


ITEM 3                             FOR    AGAINST    ABSTAIN
To approve the one-for-three
reverse stock split               /  /     /  /       /  /


                                                            MARK HERE IF YOU PLAN TO ATTEND THE MEETING     /  /

                                                            In their discretion, the proxies are authorized to
                                                            vote upon such other business as may properly come
                                                            before  the  meeting  or  any  postponement  or
                                                            adjournment  thereof.


                                                            THIS  PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                            AND  WILL  BE  VOTED  IN  ACCORDANCE WITH THE SPECIFICATIONS
                                                            APPEARING  ON  THIS  SIDE. IF A CHOICE IS NOT INDICATED WITH
                                                            RESPECT  TO  ITEM  1,  ITEM  2, OR ITEM 3 THIS PROXY WILL BE
                                                            VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION
                                                            WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE
                                                            MEETING  OR ANY POSTPONEMENT. THIS PROXY IS REVOCABLE AT ANY
                                                            TIME  BEFORE  IT  IS  EXERCISED.
                                                                 Receipt  herewith  of  the  Company's  Notice of Annual
                                                            Meeting  of  Stockholders to be held on October 15, 2002 and the related proxy statement dated August 30, 2002 and Annual
                                                            Report  on  Form 10-K for the fiscal year ended December 31,
                                                            2001  ,  as  amended  by  the Company's Form 10-K/A filed on
                                                            April  12,  2002,  are  hereby  acknowledged.



                                                                             PLEASE SIGN, DATE AND MAIL TODAY


Signature(s) of Stockholder(s)                                                           Date                     , 2002
                              -----------------------------------------------------------    ---------------------
Joint  owners  must EACH sign.  Please sign EXACTLY as your name(s) appear(s) on this  card.  When  signing as attorney, executor,  administrator,  trustee, guardian,  partner,  or  corporate  officers,  please  give  FULL  title.


                                              FOLD AND DETACH HERE
